UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

SIM Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42164	35-2838851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 Fifth Avenue, 22nd Floor, New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 746-2001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SIMAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	SIMA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K filed by SIM Acquisition Corp. I (“SIM”) on April 28, 2026, on April 26, 2026, SIM and American Industrial Technologies, Inc., a Nevada corporation (“AIT”, together with the Company, the “Parties”) entered into a non-binding Letter of Intent (the “Non-Binding LOI”) for the proposed acquisition by SIM of 100% of the outstanding equity and equity equivalents of AIT (the “Business Combination”) upon the terms and conditions to be set forth in certain definitive documents, to be negotiated by the Parties (the “Definitive Documents”).

On October 2, 2026, the Parties entered into a binding Letter of Intent (the “Binding LOI”) in connection to the proposed Business Combination between SIM and AIT, which replaces and supersedes the Non-Binding LOI in its entirety. Under the Binding LOI, AIT will merge with a newly formed, wholly-owned subsidiary of SIM and become the surviving company following the closing of the Business Combination (the “Closing”). SIM after the Closing is sometimes referred to herein as the “Combined Company”.

In connection with the Closing, SIM will issue to the equity holders of AIT (including holders of options, warrants and other convertible securities) an aggregate of approximately 50,000,000 shares of its common stock (giving effect to the domestication of SIM from the Cayman Islands to the State of Nevada by way of continuation) (the “Transaction Shares”). The Binding LOI provides, among other things, that (i) John Chiorando, the current CEO of AIT, will become the CEO and Chairman of the Combined Company; (ii) the Combined Company shall adopt an employee stock incentive plan providing for the issuance of equity awards representing up to 10.0% of the fully diluted capitalization of the Combined Company; (iii) the Combined Company shall enter into an employment agreement with Mr. Chiorando, whose compensation will consist of an annual base salary plus an annual bonus as set forth in the Binding LOI; and (iv) certain significant stockholders of AIT will be required to subject their Transaction Shares to lock-up for a period of 12 months from the Closing. The obligation of the Parties to consummate the Business Combination is subject to the satisfaction or waiver (if permitted by applicable law) of customary closing conditions, including completion of due diligence to each Party’s satisfaction, negotiation and execution of the Definitive Documents, and approvals by the shareholders and boards of directors of each Party.

The Binding LOI also provides that SIM is entitled to a termination fee of $5,000,000 from AIT, if AIT terminates the transaction for any cause or without cause or fails to proceed with the Business Combination pursuant to the terms of the Binding LOI or if SIM terminates the transaction for certain reasons, including: (a) if the due diligence investigation of AIT has not been completed to SIM’s reasonable satisfaction, (b) if AIT fails to deliver certain audited and reviewed financial statements by November 15, 2026, or (c) if Definitive Documents have not been executed by the parties by December 31, 2026.

The parties also agreed to extend the exclusivity period to consummate the Business Combination through December 31, 2026.

A copy of the Binding LOI is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing descriptions of the Binding LOI and the Business Combination in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Binding LOI filed as Exhibit 10.1 hereto and to the Definitive Documents, if and when executed.

1

Additional Information and Where to Find It

In connection with the Business Combination, SIM and AIT intend to file a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a proxy statement to SIM shareholders and a prospectus for the registration of SIM’s securities to be issued in connection with the Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SIM’s shareholders and other interested persons are advised to read, the Registration Statement and other documents filed in connection with the Business Combination, as these materials will contain important information about AIT, SIM and the Business Combination. Shareholders may obtain a copy of the Registration Statement, once available, as well as other documents filed by SIM with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to SIM, 725 Fifth Avenue, 22nd Floor, New York, New York.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIM ARE URGED TO READ THE REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Participants in the Solicitation

SIM, AIT, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SIM’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of SIM’s executive officers and directors in the solicitation by reading SIM’s filings with the SEC, including the Annual Report on Form 10-K filed by SIM with the SEC on March 27, 2026 (the “2026 Annual Report”). To the extent that holdings of SIM’s securities have changed from the amounts reported in the 2026 Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 and Initial Statements of Change in Ownership on Form 3 filed with the SEC. Information concerning the interests of SIM’s and the Company’s participants in the solicitation, which may, in some cases, be different than those of their respective equity holders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes available.

No Offer or Solicitation

This filing is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 10.1 hereto, contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, among other things, statements regarding the proposed Business Combination, the anticipated structure and timing of the proposed Business Combination, expected ownership percentages, listing and governance expectations, and pre-Closing financing activities. Important factors that could cause actual results to differ materially are or will be included in SIM’s filings with the SEC. SIM undertakes no obligation to update any forward-looking statements except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Binding Letter of Intent, dated October 2, 2026, by and between SIM and AIT.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIM ACQUISITION CORP. I

	By:	/s/ David Kutcher
		Name:	David Kutcher
		Title:	Chief Financial Officer

Dated: October 5, 2026

3